Item 1. Report to Shareholders

DECEMBER 31, 2004

GLOBAL TECHNOLOGY FUND

Annual Report

T. ROWE PRICE


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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.



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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS

Global stocks ended 2004 on a high note. Most of the year's gains were due to a fourth-quarter rally that was triggered by falling oil prices, continuing economic growth, and a conclusive finale to the U.S. presidential election. In the U.S., the widely followed Dow Jones Industrial Average registered the smallest gain, while the broader market indices were stronger. Technology stocks were weak in the third quarter, particularly in the U.S., but finished higher thanks to solid earnings from software companies and an improving inventory picture in semiconductors.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Global Technology Fund                                2.80%               10.22%

MSCI AC World Index -
Information Technology                                2.16                 3.05


Your fund finished the 6- and 12-month periods with gains of 2.80% and 10.22%, respectively, ahead of the MSCI AC World Index - Information Technology (well ahead over the year), which measures the performance of tech stocks in various international markets. An underweight position in wireline equipment, along with good stock selection within the group, was the primary reason for the fund's strong results relative to the MSCI benchmark. In addition, an overweighting in telecom services stock America Movil contributed strongly to performance. Investors in non-U.S. equities continued to favor value stocks over growth as they have for some time.


MARKET ENVIRONMENT

Following stellar returns in 2003, investors shifted their focus from the strength of the economic recovery to its sustainability. Rising interest rates, the weakening dollar, and escalating oil prices became fodder for the business press. Investment returns were strongest in the fourth quarter due more to end-of-year seasonality than to acceleration in underlying growth.

With the post-bubble recovery solidly under way, technology companies reexamined their pertinent markets and potential growth within them--a process that drove some major decisions and subsequent changes in industry structure. In the software segment, PeopleSoft finally agreed to be acquired by Oracle in the largest software merger ever. In late 2004, Symantec and VERITAS Software announced their agreement to combine two previously unrelated markets, security and storage software. Within hardware, IBM decided to sell its personal computing business unit to Lenovo Group, China's largest PC manufacturer. Although consolidation should improve pricing within technology, it is also a sign of a maturing industry.

In international markets, stocks delivered powerful returns over the year, with Latin American markets leading the way. Japan had been weak earlier in the year but managed to post significant gains during the final quarter. Emerging markets overall were outstanding, while U.S. investors benefited from the strength of the euro versus the sagging dollar.


PORTFOLIO REVIEW

We significantly increased our exposure to semiconductors and hardware and reduced it to software during the past six months. As a result, semiconductors represented the portfolio's largest industry allocation at the end of the year. However, since our analysis indicated a better risk/reward profile for software relative to the overall technology sector, software still retains a significant weighting in the portfolio. Our largest purchases through the course of the year were Microsoft, Red Hat, and Samsung Electronics, while our largest sales included Cisco Systems, Hewlett-Packard, and Intuit, as well as Microsoft and Samsung Electronics where we took some profits following strength in the stocks. (Please refer to our portfolio of investments for a complete listing of the portfolio's holdings and the amount each represents of the portfolio.)

Among portfolio holdings, Dell, Infosys Technologies, Texas Instruments, and America Movil were the fund's best contributors, while laggards included Red Hat, Multimedia Games, and Cisco Systems. Infosys Technologies, the Indian IT outsourcing company, continues to perform well driven by the addition of new clients, reflecting the continued growth of outsourcing. America Movil, a leader of wireless services in Latin America, advanced because of increased penetration and growth rates. Cisco Systems continued to execute well throughout 2004 but sales growth appears to be slowing as we enter 2005. Red Hat failed to meet its growth targets in its most recent quarters, and investors are worried about the pricing environment in the LINUX market. Although the results for each of these companies were disappointing, we maintain positions in both and remain confident about their long-term prospects.


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[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

Semiconductors                                                               25%

Software                                                                     22%

Media                                                                        17%

Hardware                                                                     15%

Telecom Equipment                                                            11%

IT Services                                                                   8%

Telecom Services                                                              2%


Based on net assets as of 12/31/04.


In the Internet sector, the flight to quality continued with investors paying up for proven business models. An overweighting and stock selection here contributed to the fund's strong results, thanks to rewarding performance from Google, eBay, and Sina. However, stock selection in gaming was a different story as International Game Technology and Multimedia Games failed to meet expectations, leading to a decline over the summer as concerns about sustainable growth, replacement cycles, and regulation took their toll.

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of semiconductors, software, media, hardware, and telecom equipment companies accounted for 90% of the portfolio, and IT services and telecom services constituted the remainder.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

United States                                                                81%

Europe                                                                        4%

Far East                                                                     13%

Other                                                                         2%


Based on net assets as of 12/31/04.


The fund's 25 largest holdings, which included Dell, Red Hat, Samsung Electronics, Infosys Technologies, and Xilinx, represented 68.6% of net assets. At the end of December, the average market capitalization for the fund was $42.6 billion, compared with $68.6 billion six months ago. U.S. stocks accounted for 81% of net assets at the end of 2004, roughly the same as six months earlier. Our allocation to European shares declined to 4%, and the balance was invested in the Far East and diverse regions.


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OUTLOOK

In the near term, we are cautious since the first quarter is often challenging given seasonal IT spending patterns, with many tech companies experiencing a sequential sales decline. With the strong returns realized since the low for the year in August, it may prove difficult for tech stocks to continue their ascent with little incremental positive information feeding the momentum.

Technology stocks have recovered from their nadir in October 2002, but most of the rally has occurred without a resurgence in corporate IT spending. Despite record cash levels and historically high cash flow from operations, companies have remained cautious about IT spending. The urgency to stay on the forefront of technology in the late 1990s has dissipated and is no longer propelling chief information officers to seek larger budgets. We expect this environment of steady-but-modest improvement to persist because of the lower obsolescence risks associated with retaining older technologies. Over the last 15 years, the number of Internet users and wireless subscribers has grown to 850 million and
1.5 billion, respectively, their sheer size making the historic growth rates impossible to repeat.

Emerging technologies--wireless broadband, Voice over Internet Protocol (VoIP), digital television, and radio frequency identification (RFID)--are evolutionary rather than revolutionary. In other words, the next-generation wireless phone with built-in camera capable of receiving e-mail is simply a replacement for an older-generation phone rather than an initial adoption. If personal computers and wireless are more mature markets, where are the opportunities going forward? First, certain semiconductor companies still offer good long-term growth potential, but their customers need to reduce inventories before order growth resumes. Second, worldwide broadband penetration currently stands at less than 15% but is inexorably moving higher. Finally, the looming battle between cable companies and traditional telephone carriers is likely to lead to incremental spending on communications equipment.


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Stock valuations appear reasonable, and our focus remains on companies with growing market share and strong management teams, which are positioned to benefit from an improving economic and IT spending environment. Technology is still the principal means of improving corporate productivity, and we remain upbeat about prospects for this segment of the equities markets over the long term.

As always, we appreciate your continued support.

Respectfully submitted,


Robert N. Gensler
President of the fund and chairman of its Investment Advisory Committee

January 14, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


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RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines. Funds that invest in foreign securities are subject to additional risks, including the risks of political and economic instability, and currency fluctuations.

GLOSSARY

MSCI AC World Index - Information Technology: Measures the performance of technology stocks in 23 global markets, including the U.S. The index is listed in local currency and includes reinvestment of dividends.

Price/earnings ratio: Calculated by dividing a stock's price per share by the company's earnings per share for the past 12 months or by expected earnings for the coming year.


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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                  Percent of
                                                                  Net Assets
                                                                  12/31/04
--------------------------------------------------------------------------------

Dell                                                              11.0%

Red Hat                                                           5.7

Samsung Electronics                                               4.2

Infosys Technologies                                              3.7

Xilinx                                                            3.6
--------------------------------------------------------------------------------

Microsoft                                                         3.2

Texas Instruments                                                 3.0

Corning                                                           2.6

Oracle                                                            2.5

International Game Technology                                     2.4
--------------------------------------------------------------------------------

QUALCOMM                                                          2.3

Yahoo!                                                            2.1

Mercury Interactive                                               2.0

Intel                                                             1.9

Nokia                                                             1.9
--------------------------------------------------------------------------------

America Movil                                                     1.8

Analog Devices                                                    1.8

Activision                                                        1.8

ChoicePoint                                                       1.8

Google                                                            1.7
--------------------------------------------------------------------------------

Maxim Integrated Products                                         1.6

Microchip Technology                                              1.6

VERITAS Software                                                  1.6

I-Flex Solutions                                                  1.4

LM Ericsson                                                       1.4
--------------------------------------------------------------------------------

TOTAL                                                             68.6%



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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                     Largest Sales
--------------------------------------------------------------------------------

Microsoft                             Microsoft

Red Hat                               Cisco Systems

Samsung Electronics                   Samsung Electronics

Xilinx                                IAC/InterActiveCorp **

Texas Instruments *                   Vodafone **

Nokia *                               International Game Technology

Corning                               Red Hat

Analog Devices *                      LM Ericsson

Google *                              VERITAS Software

Microchip Technology*                 Adobe Systems **


12 Months Ended 12/31/04

Largest Purchases                     Largest Sales
--------------------------------------------------------------------------------

Microsoft                             Microsoft

Red Hat                               Hewlett-Packard **

Samsung Electronics                   Samsung Electronics

VERITAS Software *                    Cisco Systems

Xilinx                                Intuit **

Dell                                  Motorola **

Intel                                 Red Hat

Corning *                             Certegy

International Game Technology         Vodafone **

Semiconductor Manufacturing **        LM Ericsson


* Position added
** Position eliminated

Table may not include holdings that were both purchased and sold within the specified time period.


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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                          As of
                                                                       12/31/04

Global Technology Fund                                               $    5,500

MSCI AC World Index -
Information Technology                                               $    4,795


                                                                        MSCI AC
                                                    Global        World Index -
                                                Technology          Information
                                                      Fund           Technology

9/29/00                                    $        10,000      $        10,000

12/00                                                7,430                6,986

12/01                                                4,750                5,027

12/02                                                3,330                3,138

12/03                                                4,990                4,653

12/04                                                5,500                4,795


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

                                                                          Since
                                                                      Inception
Periods Ended 12/31/04                              1 Year              9/29/00
--------------------------------------------------------------------------------

Global Technology Fund                               10.22%             -13.11%

MSCI AC World Index -
Information Technology                                3.05               -15.88


Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

--------------------------------------------------------------------------------

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                            Beginning              Ending         Expenses Paid
                        Account Value       Account Value        During Period*
                               7/1/04            12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                     $ 1,000.00          $ 1,028.00            $     7.65

Hypothetical
(assumes 5%
return before                1,000.00            1,017.60                  7.61
expenses)


* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS            For a share outstanding throughout each period
--------------------------------------------------------------------------------


                          Year                                         9/29/00
                         Ended                                         Through
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00


NET ASSET VALUE

Beginning of period  $    4.99   $    3.33   $    4.75   $    7.43   $   10.00

Investment activities

  Net investment
  income (loss)          (0.02)      (0.05)*     (0.05)*     (0.06)*     (0.01)

  Net realized
  and unrealized
  gain (loss)             0.53        1.71       (1.37)      (2.62)      (2.56)

  Total from
  investment
  activities              0.51        1.66       (1.42)      (2.68)      (2.57)

NET ASSET VALUE

END OF PERIOD        $    5.50   $    4.99   $    3.33   $    4.75   $    7.43
                     -----------------------------------------------------------

Ratios/Supplemental Data

Total return^           10.22%      49.85%*   (29.89)%*   (36.07)%*   (25.70)%

Ratio of total
expenses to
average net assets       1.50%       1.50%*      1.50%*      1.50%*      1.37%+

Ratio of net
investment
income (loss)
to average
net assets             (0.45)%     (1.17)%*    (1.15)%*    (1.08)%*    (0.25)%+

Portfolio
turnover rate           137.4%      151.4%      211.4%      189.2%      123.6%+

Net assets,
end of period
(in thousands)       $  91,766   $  84,764   $  55,145   $  84,120   $ 131,168




^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.50% contractual expense limitation in effect through April 30, 2007.

+    Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                        Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  95.3%

HARDWARE  15.4%

Consumer Electronics  1.1%

Digital Theater Systems *                           30,000                  604

Kiryung Electronic (KRW) *                          80,000                  416

                                                                          1,020


Enterprise Hardware  11.0%

Dell *                                             240,000               10,114

                                                                         10,114


Imaging  1.1%

Global Imaging Systems *                            25,000                  987

                                                                            987


Supply Chain & Electronic Manufacturing  2.2%

CDW                                                 17,000                1,128

Flextronics *                                       63,000                  871

                                                                          1,999

Total Hardware                                                           14,120


IT SERVICES  8.1%

IT Services  4.5%

Accenture, Class A *                                26,000                  702

Infosys Technologies (INR)                          70,000                3,387

                                                                          4,089


Processors  3.6%

Certegy                                             15,000                  533

ChoicePoint *                                       35,000                1,610

Digital Insight *                                   29,000                  533

Jack Henry & Associates                             34,000                  677

                                                                          3,353

Total IT Services                                                         7,442



MEDIA  16.6%

Gaming  4.7%

International Game Technology                       65,000                2,235

Multimedia Games *                                  69,000                1,087

WMS Industries *                                    30,000                1,006

                                                                          4,328

Internet  11.9%

Amazon.com *                                        21,000                  930

Arbinet Holdings *                                   2,500                   62

Autobytel *                                         55,000                  332

CJ Internet (KRW) *                                 50,000                  500

CNET Networks *                                    100,000                1,123

eBay *                                               8,000                  930

Google, Class A *                                    8,000                1,545

HouseValues *                                       16,500                  248

NCsoft (KRW) *                                      11,000                  891

Netflix *                                           70,000                  863

NHN Corporation (KRW)                                5,000                  403

Sina *                                              31,000                  994

The Knot *                                          24,000                  121

Yahoo! *                                            51,000                1,922

                                                                         10,864

Total Media                                                              15,192


SEMICONDUCTORS  20.5%

Analog Semiconductors  7.3%

AMIS Holdings *                                     55,000                  908

Analog Devices                                      45,000                1,661

Intersil Holding, Class A                           55,000                  921

Linear Technology                                   24,000                  930

Maxim Integrated Products                           35,000                1,484

National Semiconductor                              45,000                  808

                                                                          6,712


Digital Semiconductors  13.2%

Advanced Energy Industries *                        11,000                  101

Altera *                                            47,000                  973

Infineon Technologies (EUR) *                       80,000                  864

Integrated Circuit Systems *                        37,000                  774

Intel                                               75,000                1,754

Microchip Technology                                55,000                1,466

PortalPlayer *                                       1,400                   35

Sirf Technology Holdings *                          13,000                  165

Texas Instruments                                  110,000                2,708

Xilinx                                             110,000                3,262

                                                                         12,102

Total Semiconductors                                                     18,814


SOFTWARE  22.3%

Applications Software  1.3%

FileNet *                                           30,000                  773

WebSideStory *                                      35,000                  435

                                                                          1,208


Consumer Software  2.3%

Activision *                                        80,000                1,614

THQ *                                               21,000                  482

                                                                          2,096


Infrastructure Software  11.3%

Microsoft                                          110,000                2,938

Oracle *                                           165,000                2,264

Red Hat *                                          390,000                5,207

                                                                         10,409


Systems Software  6.8%

I-Flex Solutions (INR)                              90,000                1,330

McAfee *                                            35,000                1,013

Mercury Interactive *                               40,000                1,822

Motive *                                             5,700                   65

VeriSign *                                          16,000                  536

VERITAS Software *                                  50,000                1,427

                                                                          6,193


Technical Software  0.6%

Cadence Design Systems *                            40,000                  552

                                                                            552

Total Software                                                           20,458

TELECOM EQUIPMENT  10.6%

Wireless Equipment  5.6%

LM Ericsson (SEK) *                                400,000                1,271

Nokia (EUR)                                         55,000                  865

Nokia ADR                                           55,000                  862

QUALCOMM                                            50,000                2,120

                                                                          5,118

Wireline Equipment  5.0%

Cisco Systems *                                     48,000                  927

Corning *                                          200,000                2,354

ECI Telecom *                                       60,000                  490

Juniper Networks *                                  32,000                  870

                                                                          4,641

Total Telecom Equipment                                                   9,759


TELECOM SERVICES  1.8%

Wireless-International  1.8%

America Movil ADR, Series L                         32,000                1,675

Total Telecom Services                                                    1,675

Total Common Stocks (Cost $78,204)                                       87,460


PREFERRED STOCKS  4.2%

Samsung Electronics (KRW)                           13,500                3,893

Total Preferred Stocks (Cost $3,735)                                      3,893


SHORT-TERM INVESTMENTS  0.5%

Money Market Fund  0.5%

T. Rowe Price Government Reserve
Investment Fund 1.85% #+                           422,525                  423

Total Short-Term Investments (Cost $423)                                    423

 Total Investments in Securities

 100.0% of Net Assets (Cost $82,362)                                 $   91,776
                                                                     ----------



(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company - See Note 4

ADR  American Depository Receipts

EUR  Euro

INR  Indian rupee

KRW  South Korean won

SEK  Swedish krona


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $423)                                   $      423

  Non-affiliated companies (cost $81,939)                                91,353

  Total investments in securities                                        91,776

Other assets                                                                380

Total assets                                                             92,156

Liabilities

Total liabilities                                                           390

NET ASSETS                                                           $   91,766
                                                                     ----------

Net Assets Consist of:

Undistributed net realized gain (loss)                                  (87,499)

Net unrealized gain (loss)                                                9,414

Paid-in-capital applicable to 16,686,468 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         169,851

NET ASSETS                                                           $   91,766
                                                                     ----------

NET ASSET VALUE PER SHARE                                            $     5.50
                                                                     ----------




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04

Investment Income (Loss)

Dividend income                                                      $      893

Expenses

  Investment management                                                     652

  Shareholder servicing                                                     394

  Custody and accounting                                                    118

  Prospectus and shareholder reports                                         44

  Registration                                                               39

  Legal and audit                                                            17

  Directors                                                                   5

  Miscellaneous                                                               7

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                                3

  Total expenses                                                          1,279

Net investment income (loss)                                               (386)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             12,271

  Foreign currency transactions                                             (27)

  Net realized gain (loss)                                               12,244

Change in net unrealized gain (loss)

  Securities                                                             (3,486)

  Other assets and liabilities
  denominated in foreign currencies                                           1

  Change in net unrealized gain (loss)                                   (3,485)

Net realized and unrealized gain (loss)                                   8,759

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $    8,373
                                                                     ----------




The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03


Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                   $    (386)           $    (780)

  Net realized gain (loss)                          12,244               10,133

  Change in net unrealized gain (loss)              (3,485)              18,203

  Increase (decrease) in net
  assets from operations                             8,373               27,556

Capital share transactions *

  Shares sold                                       21,141               15,805

  Shares redeemed                                  (22,512)             (13,742)

  Increase (decrease) in net
  assets from capital
  share transactions                                (1,371)               2,063

Net Assets

Increase (decrease) during period                    7,002               29,619

Beginning of period                                 84,764               55,145

END OF PERIOD                                   $   91,766           $   84,764
                                                --------------------------------

(Including undistributed net investment
income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information

  Shares sold                                        4,135                3,786

  Shares redeemed                                   (4,439)              (3,375)

  Increase (decrease) in shares outstanding           (304)                 411



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the
T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $19,000 for the year ended December 31, 2004.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $616,000, represents 69% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At December 31, 2004, approximately 12% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Purchases and sales of portfolio securities, other than short-term securities, aggregated $116,642,000 and $118,848,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                         $    12,206,000

Unrealized depreciation                                              (2,802,000)

Net unrealized appreciation (depreciation)                            9,404,000

Capital loss carryforwards                                          (87,489,000)

Paid-in capital                                                     169,851,000

Net assets                                                      $    91,766,000
                                                                ---------------



The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $12,271,000 of capital loss carryforwards. As of December 31, 2004, the fund had $53,907,000 of capital loss carryforwards that expire in 2009 and $33,582,000 that expire in 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                             $       386,000

Undistributed net realized gain                                          19,000

Paid-in capital                                                        (405,000)


At December 31, 2004, the cost of investments for federal income tax purposes was $82,372,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2007, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $66,000.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. Through April 30, 2009, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. For the year ended December 31, 2004, the fund operated below its expense limitation. Pursuant to this agreement, at December 31, 2004, management fees waived in the amount of $130,000 remain subject to repayment by the fund through April 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $288,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $41,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $6,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $423,000 and $1,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 199,621 shares of the fund, representing 1.2% of the fund's net assets.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Global Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Technology Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of
T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
2000

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2000

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp.(2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
 2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust and The Rouse Company, real estate developers


* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies


James A.C. Kennedy, CFA
(1953)
2001
[43]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
2000
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Global Technology Fund


* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)


Kennard W. Allen (1977)
Vice President, Global Technology Fund

Vice President, T. Rowe Price; formerly Equity Research Intern, Tonge Investment Advisors (to 2000); student, Colby College (to 2000)


R. Scott Berg (1972)
Vice President, Global Technology Fund

Vice President, T. Rowe Price; formerly student, Stanford Graduate School of Business (to 2002); intern, T. Rowe Price (to 2001); Financial Analysis and Planning Manager, Mead Consumer & Office Products (to 2000)

Stephen V. Booth, CPA (1961)
Vice President, Global Technology Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Global Technology Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)
Vice President, Global Technology Fund

Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.

David J. Eiswert, CFA (1972)
Vice President, Global Technology Fund

Employee, T. Rowe Price; formerly Analyst, Mellon Growth Advisors and Fidelity Management and Research (to 2003)

Roger L. Fiery III, CPA (1959)
Vice President, Global Technology Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)
President, Global Technology Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961)
Chief Compliance Officer,
Global Technology Fund

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Global Technology Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Henry H. Hopkins (1942)
Vice President, Global Technology Fund

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Price Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)
Secretary, Global Technology Fund

Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Anh Lu (1968)
Vice President, Global Technology Fund

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; formerly Business Development Manager, Microsoft (to 2000); Vice President, Salomon Smith Barney Hong Kong (to 2001)

D. James Prey III (1959)
Vice President, Global Technology Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey Rottinghaus, CPA (1970)
Vice President, Global Technology Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, the Wharton School, University of Pennsylvania (to 2001); Information Technology Consultant, Kelly-Lewey & Associates (to 1999)

Michael F. Sola (1969)
Vice President, Global Technology Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Global Technology Fund

Vice President, T. Rowe Price

Wenhua Zhang, CFA, CPA (1970)
Vice President, Global Technology Fund

Vice President, T. Rowe Price; formerly student, the Wharton School, University of Pennsylvania (to 2001); Associate, Swiss Reinsurance Company (to 1999)


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $6,543                $7,899
     Audit-Related Fees                         913                   452
     Tax Fees                                 2,808                 2,052
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005